                                                                   Exhibit 32.1
                                                                           ----


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Unifrax Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, such to officers' knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  08/13/03                 By: /s/ William P. Kelly
     --------------             ----------------------------------------------
                                         William P. Kelly
                                         President and Chief Executive Officer



                                By: /s/ Mark D. Roos
                                ----------------------------------------------
                                        Mark D. Roos
                                        Senior Vice President and
                                        Chief Financial Officer


     A signed original of the written statement required by Section 906 has been provided to Unifrax Corporation and will be retained by Unifrax Corporation and furnished to the Securities and Exchange Commission or its staff upon request.





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